

JBT Corporation


SERVICE
24/7
maintenance

Investor Presentation
January 2014

High-Productivity Solutions Engineered for the Food Processing and Air Transportation Industries

Forward-Looking Statements

These slides and the accompanying presentation contain "forward-looking" statements which represent management's best judgment as of the date hereof, based on currently available information. Actual results may differ materially from those contained in such forward-looking statements.

The Annual Report on Form 10-K filed by JBT Corporation (the "Company") with the Securities and Exchange Commission on March 7, 2013 includes information concerning factors that may cause actual results to differ from those anticipated by these forward-looking statements. The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.

Although the Company reports its results using US GAAP, the Company uses non-GAAP measures when management believes those measures provide useful information for its stockholders. The appendices to this presentation provide reconciliations to US GAAP for any non-GAAP measures referenced in this presentation.

Investment Highlights

JBT Corporation

- Technology and Market Leader with Blue Chip Customer Base
- Large, Recurring Revenue Stream with Higher Margins
- Global Franchises with Flexible Manufacturing Footprint
- Well Positioned to Grow Organically, Especially in Emerging Markets
- Strong Balance Sheet & Attractive Cash Flow Generation Capabilities
- Operating in Fragmented Markets with Opportunity for Consolidation
- Experienced Leadership Team with Strong Track Record

Our Legacy

- 100+ years of operations
- 5+ years as a NYSE-listed company


1884
Bean Spray Pump Company
1929
Food Machinery Company
1961
FMC
2001
FMC Technologies
2008
JBT Corporation

- Food processing & agricultural machinery
- Diversified conglomerate
- 1997: Defense business sold to Carlyle
- Energy, FoodTech and AeroTech

2012 Revenue & Operating Profit by Segment

Total Revenue

$917M


JBT AeroTech
JBT FoodTech
40%
60%

Total Segment Operating Profit

$87.5M


JBT AeroTech
JBT FoodTech
39%
61%

JBT Corporation

Market Leader with Blue Chip Customer Base

Our Systems:

Sterilize More than 50% of the World's Shelf Stable Canned Foods Freeze More than 50% of the World's Frozen Foods Squeeze More than 75% of the World's Citrus Juices	Del Monte Quality, StarKist, Heinz, AUJAN, Florida's Natural, Saha Farms, OSI, Délifrance, Moy park, CUTRALE, JBS, Citrosuco, DONGWOO, ConAgra Foods, Sunkist, Love'em INGHAM, Nestlé, Sadia, Tyson, Campbell's
Load 70% of the World's Overnight Express Packages	FedEx, DHL, DELTA
Board 75% of U.S. Passengers	BRITISH AIRWAYS, UNITED, DFW, 中国南方航空 CHINA SOUTHERN, AIR FRANCE KLM, Servisair

JBT Corporation

JBT FoodTech: #1 or #2 in Core Product Offerings

Technologies	Applications		Customers
Freezing & Chilling 36% of revenue		Poultry & Meat Seafood Fruit & Vegetables Baking Products	
Protein Processing 19% of revenue		Poultry & Meat Seafood	
Fruit & Juice Processing 26% of revenue		Juices Beverages	
		Tomato Paste Tomato Sauces	
In-Container Processing 19% of revenue		Shelf-Stable Products Formulated Milks Beverages	

Customers: Keystone Foods, Nestlé, Moy Park, ConAgra Foods, Délifrance, Ingham, JBS, Tyson, OSI, Wayne Farms, Saha Farms, Sadia, Aujan Industries, Citrosuco, Southern Gardens, Sunkist, Louis Dreyfus Citrus, Cutrale, 中粮 COFCO, Florida's Natural, Del Monte, Rio Bravo Tomato, Morning Star, Campbell's, StarKist, Heinz

JBT Corporation

JBT FoodTech – Value Proposition

Value Proposition	Driver	JBT
Food Safety Experts	• Food safety is at the forefront of consumer health and govt. concerns • Global food standards are converging to stricter safety regulations	• A recognized Food Process Authority by the FDA • Operates food labs in strategic regions globally
Yield & Efficiency	• Wasted product seriously undermines process economics • Customers must maximize returns on capital investments	• Offers the highest yields in the segments it serves • Provides 24/7 local assistance
Capacity Leader	• Food manufacturers face facility space constraints	• Process know-how and technology enables capacity increase within the same production footprint
Global Presence	• Proximity to food sources and customers is crucial to ensure quality and efficiency	• Equipment and facilities are strategically positioned around the world

Global growth driven by food safety / consumer preferences in developed markets and increasing incomes in emerging markets

JBT AeroTech: #1 or #2 in Core Product Offerings

Technologies	Applications		Customers
Ground Support 40% of revenue		Container loading Cargo transporting Military aircraft loading Pushback/Towing Aircraft deicing	FedEx, 中国南方航空 China Southern, DHL, Menzies Aviation, groundforce (We handle, you fly.), Air France KLM
Gate Equipment 31% of revenue		Passenger boarding Air and power supply	British Airways, Air China 中国国际航空公司, Department of Defense
Airport Services 19% of revenue		Maintaining and monitoring airport facilities and equipment	United, TCR, Air Mobility Command
Automated Systems 11% of revenue		Automated guided vehicle systems for material handling	DFW, Delta, P&G, Ford, Las Vegas McCarran International Airport, PepsiCo, LAX Los Angeles World Airports

JBT AeroTech – Value Proposition

Value Proposition	Driver	JBT
Industry Knowledge	• Understanding of customer needs, industry and market evolution	• Developed the first wide body aircraft loader, Jetway® and deicer • Longstanding broad customer relationships
Reliable, Quick Turn of Assets	• An airplane on the ground is a costly non-active asset	• Boards 75% of U.S. passengers • Loads 70% of the world's overnight packages
Lowest Total Cost of Ownership	• Designs, quality and efficiencies of equipment used over long term to reduce aviation costs	• GSE and Gate Equipment have the reputation for providing the most durable and dependable products in their respective industries
Global Presence	• Services and support required to keep equipment running	• Global presence • Largest installed base • Service and technical support

Global growth driven by increasing passenger / freight volumes, fleet enhancements and new capacity in emerging markets

4G's – JBT's Corporate Growth Strategy


4
3
2
1
Supported by bolt-on acquisitions

Strategy	Example
Grow margins	• Continued operational improvement projects • Expanded segment operating profit margins
Grow where the world is growing fastest	• New Kunshan, China plant • Locally designed and manufactured products
Grow beyond the sale	• New aftermarket organization focused on growth • Leveraging large installed base
Grow our technology advantage	• Rotary sterilization technology acquisition • Jetway® aviation support equipment (JASE)

JBT Corporation

Large Recurring Revenue Base

Revenue ($MM)

Recurring revenue as a percentage of total revenue:

34%	36%	43%	43%	42%	45%


$336
$373
$359
$377
$405
$413
2007
2008
2009
2010
2011
2012

Recurring revenue 2007-2012 CAGR of 4%

Note: Recurring revenue includes aftermarket parts and services, equipment leases and airport services

JBT Corporation

Global Platform

Extensive Global Reach

18 Production Facilities

Revenue in 6 Continents and over 100 Countries

Over 3,200 Dedicated Employees Worldwide

Internationally Diverse Management Team

Over 25% of 2012 Revenue Generated From Emerging Markets


North America
Canada
United States
Mexico
Europe
Sweden
United Kingdom
Germany
Poland
Belgium
Czech Republic
France
Italy
Spain
South America
Brazil
Chile
Argentina
Asia / Africa
Russian Federation
China
Saudi Arabia
India
Philippines
Malaysia
South Africa
Australia
New Zealand
AeroTech Production
FoodTech Production
JBT Personnel Locations
Corporate Headquarters

JBT Corporation

Focus on Margin Expansion

Segment Operating Margin



JBT FoodTech
JBT AeroTech
8.3%
9.6%
9.4%
10.5%
10.2%
10.7%
8.8%
9.7%
9.4%
7.5%
7.8%
8.4%
8.6%
8.5%
8.1%
7.8%
12 - 13%
10%
2005
2006
2007
2008
2009
2010
2011
2012
2015
Goal

Margin expansion through top-line growth and margin improvement initiatives

Note: Segment operating margin excludes restructuring charges from segment operating results, which are reported in other income and expense net.

Business Seasonality

% of Annual Segment Operating Profit

JBT FoodTech


Q1
Q2
Q3
Q4

JBT AeroTech


Q1
Q2
Q3
Q4

Historical Average 2006 - 2012

JBT Corporation

Low Capital Requirements

Capital Expenditures ($MM)



$23.0
$22.9
$19.8
$24.3
$20.8
$24.7
$20.8
2007
2008
2009
2010
2011
2012
3Q13 YTD

Adj. Working Capital[1] as % of Sales



S&P SmallCap 600 Industrials Mean
JBT
12.7%
5.6%
13.9%
9.7%
2007
2008
2009
2010
2011
2012
3Q13 YTD

Efficient deployment of capital supports strong free cash flow generation

Notes: 1) Adjusted Working Capital (a non-GAAP measure) is calculated as current assets (excluding cash and cash equivalents) less current liabilities (excluding current portion of debt), a reconciliation of Adjusted Working Capital to Working Capital is included in Appendix I

JBT Corporation

Solid Balance Sheet & Liquidity Position

Debt Structure(1)

- **Private Placement Debt of $75MM**
- Matures in 2015
- Fixed Rate of 6.7%

- **Bank Credit Facility Debt of $24MM** ($300MM Facility)
- Matures in 2017
- Rate of one month LIBOR + 127.5 bps

Liquidity

	$MM
Cash and Cash Equivalents(2)	$36
Available Capacity(3)	$278
Total Liquidity	$314

Key Credit Ratios(2)(4)

	Ratio	Covenant
EBITDA(TTM)/Interest Exp.	12.4x	>3.5x
Total Debt/EBITDA(TTM)	1.2x	<3.25x

(1) Debt structure excludes $10MM of debt not associated with the credit facility.
(2) Based on 2Q 2013 actual results.
(3) Available capacity is based on the $300MM credit facility and $10MM of credit facilities held in the Asia Pacific region.
(4) Key credit ratios were calculated according to the terms defined in the note purchase and credit facility agreements.

Strong Free Cash Flow

- Generated over $170M in free cash flow over `07 - `12
- Primary uses of cash:
  - Organic growth
  - Margin expansion
  - Acquisitions
  - Shareholder value return
    - Dividends
    - Share repurchases
  - Debt Reduction

Announced 29% increase in quarterly dividend in May 2013

Note: A reconciliation of Free Cash Flow (a non-GAAP measure) to cash provided by operations is included in Appendix II

Experienced Leadership Team

Tom Giacomini
President & CEO
(20+ yrs.)

- **Brian Deck**
  Vice President & CFO
  (20+ yrs.)
- **Steve Smith**
  Vice President & Division Manager
  JBT FoodTech
  (25+ yrs.)
- **Dave Burdakin**
  Vice President & Division Manager
  JBT AeroTech
  (25+ yrs.)
- **Ken Dunn**
  Vice President & General Counsel
  (25+ yrs.)
- **Mark Montague**
  Vice President, Human Resources
  (25+ yrs.)

(Years of Experience)

Investment Highlights

JBT Corporation

- Technology and Market Leader with Blue Chip Customer Base
- Large, Recurring Revenue Stream with Higher Margins
- Global Franchises with Flexible Manufacturing Footprint
- Well Positioned to Grow Organically, Especially in Emerging Markets
- Strong Balance Sheet & Attractive Cash Flow Generation Capabilities
- Operating in Fragmented Markets with Opportunity for Consolidation
- Experienced Leadership Team with Strong Track Record




SERVICE
24/7
maintenance

JBT Corporation

Backup

High-Productivity Solutions Engineered for the Food Processing and Air Transportation Industries





SERVICE
24/7
maintenance

JBT Corporation

Additional Segment Information

High-Productivity Solutions Engineered for the Food Processing and Air Transportation Industries

JBT FoodTech - Industry Field of View


Food Segments
Bakery
Meat, Poultry & Seafood
Fruit & Vegetable
Ready Meals
Dairy
Baby Food
Pet Food
Non-Carb Bev
Carb Bev
Process Steps
Primary Processing
Raw Ingredient Preparation
Non-Thermal Processing
Thermal Processing
Freezing
Filling, Closing & Sterilization
End of Line Packaging / Palletizing
Aftermarket
#2
#1
#2
Bakery
Poultry
Citrus
Tomato
Freezing and Chilling
#1
In -Container Processing
#1
Aftermarket Products and Services
JBT's Global Market Position

JBT Corporation

Convenience and *Choice* Drive Demand in Developed Markets

U.S. Poultry Production



100%
80%
60%
40%
20%
0%
% of Production
40
30
20
10
0
Billions of Lbs.
1980
1985
1990
1995
2000
2005
2010
2013E
Whole
Cut Up
Further
Lbs of Broilers

Broiler Production = 3.6% CAGR

Further Process = 4.9% CAGR





Source: National Chicken Council

Developing Markets Provide a Significant Growth Opportunity for Processed Food Technology


Diet Component
Developing Markets
Developed Markets
Functional Foods
Prepared Foods
Meat, Dairy Fruit &Veg.
Grain Roots
USA
Japan
W. Europe
Eastern Europe
China
L. America
India
Sub-Saharan Africa
Incomes
Survival
Staples
Variety
Convenience
High-tech
Diet Profile

Source: Rabobank

JBT Corporation

JBT AeroTech – Market Positions

	Ground Suport Equipment						Gate Equipment					Do Not Participate	
	Loaders	Deicers	Aircraft Tow Tractors	Pax Steps	Trans-porters	Bulk Load Sys	Passenger Boarding Bridges	400Hz Power	PC Air	Lav Equip/ Service	Airport Services	Bag Tractors	Belt Loaders
JBT	•	•	•	•	•	•	•	•	•	•	•		
A	•		•	•	•			•	•	•		•	•
B	•	•	•	•				•	•	•	•	•	•
C			•	•		•				•		•	•
D			•					•	•			•	•
E			•									•	
F	•		•	•	•							•	
G		•						•			•		
H		•								•			
I		•											
J	•				•								
K	•		•		•							•	
L						•							
M							•				•		
N							•						
O								•					
P								•	•				
Q											•		
R											•		
S											•		

JBT Corporation

We Address Multiple Needs Across the Ground Support Spectrum



Maintenance & Operation
Gate Systems
Baggage Handling Systems
Ground Support Equipment
Airport Facilities Technology
Aircraft Support Systems
Passenger Boarding Bridges
400Hz Converters
Pre-conditioned Air
Ground Support Equipment
Cargo Loaders & Transporters
Deicers
Aircraft Tractors
Passenger Stairs

Long-term, Passenger and Cargo Traffic Expected to Grow Faster Than Global Economy


Actual Market Growth Rates: 1992 to 2012
Forecast Market Growth Rates: 2013 to 2032
2.9%
3.2%
4.9%
4.1%
4.5%
5.0%
World Economy
Passenger Traffic
Cargo Traffic

Source: World Economy data provided by the IHS Global Insight GDP Index; Passenger Traffic and Cargo Traffic data provided by The Boeing Company Current Market Outlook 2013-2032

JBT AeroTech – Customers

2012 Sales of New Equipment & Technical Services



Automated Guided Vehicles 10%
Other 7%
Airport Authorities 38%
Defense 9%
Ground Handlers 10%
Intl. Airlines 1%
US Airlines 14%
Air Freight 11%

JBT Corporation



JBT Corporation


SERVICE
24/7
maintenance

Appendix

High-Productivity Solutions Engineered for the Food Processing and Air Transportation Industries

Appendix I

Reconciliation of Non-GAAP measures (as required by Regulation G)

(in millions)

	2007	2008	2009	2010	2011	2012	3Q13 TTM
Adjusted working capital (non-GAAP measure)	$ 55.2	$ 49.6	$ 55.8	$102.4	$126.6	$103.3	$ 91.4
plus: cash and cash equivalents	9.5	43.6	14.4	13.7	9.0	99.0	35.6
less: short-term debt and current portion of long-term debt	(1.1)	(0.6)	(0.4)	(1.7)	(4.4)	(2.0)	(5.9)
Working capital (GAAP measure)	$ 63.6	$ 92.6	$ 69.8	$114.4	$131.2	$200.3	$121.1
Revenue	$978.0	$1,028.1	$841.6	$880.4	$955.8	$917.3	$939.0
Adjusted working capital as a percent of revenue	5.6%	4.8%	6.6%	11.6%	13.2%	11.3%	9.7%

Note: Working capital (GAAP measure) is current assets minus current liabilities

Appendix II

Reconciliation of Non-GAAP measures (as required by Regulation G)
(in millions)

	2007	2008	2009	2010	2011	2012	3Q13 YTD
Free Cash Flow (non-GAAP measure)	$ 10.7	$ 58.9	$ 34.3	$ (6.8)	$ 15.6	$ 61.3	$27.6
plus: Capital Expenditures	23.0	22.9	19.8	24.3	20.8	24.7	20.8
Cash Provided by Operating Activities (GAAP measure)	$ 33.7	$ 81.8	$ 54.1	$ 17.5	$ 36.4	$ 86.0	$48.4

JBT Corporation